Exhibit 10.3
CERTAIN INFORMATION IDENTIFIED WITH [****] HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Fourth Amendment to the Comdata Merchant Agreement

This Fourth Amendment (“Amendment”) is dated May 20, 2022 and constitutes an amendment to the December 15, 2010 Comdata Merchant Agreement, as modified by (i) the April 21, 2011 letter from Lisa E. Peerman to Mark R. Young, (ii) the Amended and Restated Amendment to Comdata Merchant Agreement, dated December 14, 2011, (iii) the December 4, 2020 Second Amendment to Comdata Merchant Agreement; and (iv) the April 14, 2022 Third Amendment to Comdata Merchant Agreement (collectively, the “Agreement”) by and between TA Operating LLC (“Merchant”) and Comdata, Inc., as successor in interest to Comdata Network, Inc. (“Comdata”).
Whereas, Merchant and Comdata wish to enable Merchant to accept Comchek Direct payments;
Now, Therefore, in exchange for mutual promises and other consideration, the sufficiency of which is hereby acknowledged, the parties agree to amend the Agreement as follows:
1.Beginning on or before June 1, 2022, and for the duration of the Agreement:
a.Each Merchant site subject to the Agreement shall be enabled to accept payments via Comchek Direct;
b.Merchant shall pay to Comdata a Comchek Direct fee of $[****] per site per month;
c.The Comchek Direct fee shall be deducted from the Merchant’s first settlement of each month.

ACCEPTED AND AGREED:

TA Operating LLC (“Merchant”)	COMDATA INC. (“Comdata”)

Signature:	/s/ Lloyd B. Sanford	Signature:	/s/ Eric Dowdell

Name:	Lloyd B. Sanford	Name:	Eric Dowdell

Title:	SVP Sales	Title:	President - NAT

Date:	June 21, 2022	Date:	June 6, 2022